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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): January 4, 2007


                               COGNEX CORPORATION
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             (Exact name of registrant as specified in its charter)


       Massachusetts                       0-17869                04-2713778
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(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                              Identification No.)


                                One Vision Drive
                        Natick, Massachusetts 01760-2059
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          (Address, including zip code, of principal executive offices)


                                 (508) 650-3000
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              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01       Other Events

On January 4, 2007, Cognex Corporation (the "Company") issued a news release to report that William A. Krivsky, a member of the Company's Board of Directors and Chairman of the Audit Committee, died on December 23, 2006.

A copy of the news release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01       Financial Statements and Exhibits

        (d) Exhibits: The following exhibit is filed herewith and incorporated herein by reference:


Exhibit No.     Description
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99.1            News release, dated January 4, 2007 by Cognex Corporation

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        COGNEX CORPORATION

Dated: January 4, 2007                  By:/s/ Richard A. Morin
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                                           Richard A. Morin
                                           Senior Vice President of Finance,
                                           Chief Financial Officer and Treasurer